---------------
                                  ANNUAL REPORT
                                ---------------
                                 March 31, 1999
                                ---------------



                                   Value Line
                                      U.S.
                                  Multinational
                                     Company
                                   Fund, Inc.





                                     [LOGO]
                                ---------------
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                      Funds

Value Line U.S. Multinational Company Fund, Inc.

                                                               To Our Value Line
--------------------------------------------------------------------------------

To Our Shareholders:

We are pleased to report positive recent results for the Value Line U.S. Multinational Company Fund. The full-year total return for the Fund (including reinvested dividends) is nearly three full percentage points better than the return of the unmanaged benchmark Standard & Poor's 500 Index. Performance in the second half of the fiscal year (which ended March 31, 1999) was even more impressive, beating the index by almost ten percentage points. The actual six- and twelve-month returns are as follows:

                                                          Periods ending
                                                          March 31, 1999
                                                      ------------------------
                                                       Six               One
                                                      Months             Year
                                                      ------            ------
Value Line
  U.S. Multinational Company
    Fund..........................................    36.96%            21.39%
Standard & Poor's 500 Index.......................    27.34             18.46

The second-half numbers are so much better than the full year because of the very difficult market environment that lasted from July through early October, 1998, sparked by the devaluation of the Russian ruble and the financial troubles of some high-profile hedge funds. The decline in stock prices during this period was so severe that some commentators declared it a bear market. When the market came back to life in October, the rally was powerful, and it lasted well into 1999.

In terms of sector performance, we have had the most success in the past year with technology stocks, especially the big blue-chip names like IBM, Dell Computer, EMC Corp., Cisco Systems, Microsoft, and Intel. While the technology sector can be volatile, the earnings visibility and consistency that companies of this nature provide are prized in the investment community, and justify their high prices.

In the climate of low and stable rates of interest and inflation we have enjoyed over the past year, we have also done well with the stocks of financial services companies. Those operating multinationally include Citigroup, American International Group, State Street Corp., and American Express. Finally, a third performance boost came from the health care sector, encompassing both large pharmaceutical companies (Schering-Plough, Merck, and Lilly, among others) and medical devices (Medtronic, Johnson & Johnson, and Guidant).

Looking at economic conditions around the world, the regions that serve as large markets for U.S. multinationals demonstrate a mixed bag. On the plus side, it appears that Japanese officials are taking steps to improve some of the structural conditions that have resulted in that country's long recession, and the economies of certain of the Pacific Rim countries that started the emerging-market weakness almost two years ago show definite signs of bottoming out in their down cycles. On the other hand, Latin America is still very weak in the wake of last year's Brazilian devaluation, and, though recession is probably not at hand, Western Europe is sluggish (the efforts to digest the new Euro currency, which was launched on January 1st, are likely impeding economic stimulus).

However, the U.S. economy remains vibrant (see our observations on this subject in our "Economic Observations"), and since most of our investments do most of their business here at home, we think there's still plenty of upside potential in this portfolio. To the extent that overseas economies perk up over the next year, they should provide incremental growth opportunities for U.S. business.

As always, we appreciate your confidence in Value Line and wish you the best for investment success for the rest of the year.


                                          Sincerely,

                                          /s/ Jean Bernhard Buttner

                                          Jean Bernhard Buttner
                                          Chairman and President
May 18, 1999

--------------------------------------------------------------------------------

                                Value Line U.S. Multinational Company Fund, Inc.

U.S. Multinational Company Fund Shareholders
--------------------------------------------------------------------------------

Economic Observations

For now, at least, our economy continues to move ahead at a brisk pace. Evidence of this ongoing strength can be found in the first quarter's 4.5% increase in gross domestic product, as well as in reports showing further modest gains in manufacturing, retailing, and employment. In fact, the only area of major concern currently is our widening international trade deficit, as faltering business overseas continues to limit demand for American exports. Even with this bleak trade situation, though, it appears unlikely that economic growth will fall short of 3% in the second quarter or 2%-3% in the second half.

Inflation reports take on increasing significance in this setting. That's because the persistence of solid levels of economic growth, along with the continuing increases in oil and gas prices, has the potential to introduce pricing pressures for the first time in years. For now, such fears have not been realized to any sustainable degree. Indeed, many corporations continue to have limited pricing power. Even so, with the economy still moving ahead solidly, with energy prices retaining most of their recent increases, with labor markets still tightening, and with the tab for the war in Kosovo mounting, it is realistic to expect at least a moderately higher rate of inflation in the coming months.

At this juncture, though, we do not see a compelling reason for the Federal Reserve to push interest rates materially higher. We note, however, that as the economic situation starts to improve globally, the temptation for the Fed--which has already signaled that it is now more likely to raise interest rates than to lower them in the weeks ahead--to push up interest rates would increase.


                 COMPARISON OF THE CHANGE IN VALUE OF A $10,000
       INVESTMENT IN THE VALUE LINE U.S. MULTINATIONAL COMPANY FUND, INC.
                              AND THE S&P 500 INDEX


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                          Value Line U.S.
                          Multinational
                        Company Fund, Inc.      S&P 500 Index
           11/95             10,000.00         10,000.00
           12/95              9,890.29         10,323.46
           3/96              10,593.15         10,876.9
           6/96              11,436.59         11,363.88
           9/96              12,500.92         11,712.44
           12/96             13,106.49         12,687.53
           3/97              12,537.53         13,029.92
           6/97              14,711.78         15,299.73
           9/97              16,428.83         16,444
           12/97             15,592.87         16,914.44
           3/98              17,448.14         19,268.86
           6/98              17,877.11         19,903.21
           9/98              15,464.18         17,927.17
           12/98             19,592.97         21,738.56
           3/99              21,180.14         22,819.98

                    From November 17, 1995+ to March 31, 1999

The Standard & Poor's 500 Index is an unmanaged index that is representative of the larger capitalization stocks traded in the United States.



Performance Data:*
                                                               Average
                                                               Annual
                                                               Total
                                                               Return
                                                               ------
1 year ended March 31, 1999.............................        21.39%
3 years ended March 31, 1999............................        25.98%
From November 17, 1995+ to
  March 31, 1999........................................        24.94%

+    Commencement of operations.

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total return and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.

--------------------------------------------------------------------------------

Value Line U.S. Multinational Company Fund, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

      Shares                                                            Value
--------------------------------------------------------------------------------

COMMON STOCKS (89.7%)

           ADVERTISING (2.2%)
 9,200     Omnicom Group, Inc....................................    $   735,425

           AUTO & TRUCK (0.9%)
 3,700     General Motors Corp. .................................        321,438

           BANK (1.0%)
 4,300     State Street Corporation..............................        353,406

           BEVERAGE --
             SOFT DRINK (1.3%)
15,000     Coca-Cola Enterprises, Inc............................        453,750

           COAL/ALTERNATE
             ENERGY (1.0%)
 9,000     AES Corp.*............................................        335,250

           COMPUTER &
             PERIPHERALS (14.7%)
12,000     Cisco Systems, Inc.*..................................      1,314,750
30,000     Dell Computer Corp.*..................................      1,226,250
12,000     EMC Corp.*............................................      1,533,000
 4,000     International Business
               Machines Corp.....................................        709,000
10,000     3Com Corp.*...........................................        233,125
                                                                     -----------
                                                                       5,016,125

           COMPUTER SOFTWARE &
             SERVICES (6.6%)
15,750     Computer Associates
               International, Inc. ..............................        560,109
12,000     Microsoft Corp.*......................................      1,075,500
 8,250     Network Associates, Inc.*.............................        253,172
13,500     Oracle Corp.*.........................................        356,063
                                                                     -----------
                                                                       2,244,844

           DIVERSIFIED
             COMPANIES (1.8%)
 5,000     AlliedSignal Inc......................................        245,937
 5,000     Tyco International, Ltd...............................        358,750
                                                                     -----------
                                                                         604,687

           DRUG (10.4%)
 4,000     Amgen Inc.*...........................................        299,500
 2,000     Biogen, Inc.*.........................................        228,625
 3,200     Genzyme Corp.--
               General Division*.................................        161,400
 6,500     Lilly (Eli) & Co......................................        551,688
 6,000     Merck & Co., Inc......................................        481,125
 6,000     Pfizer, Inc...........................................        832,500
14,000     Schering-Plough Corp..................................        774,375
 3,500     Warner-Lambert Co.....................................        231,656
                                                                     -----------
                                                                       3,560,869

           ELECTRICAL
             EQUIPMENT (1.8%)
 5,500     General Electric Co...................................        608,437

           ENTERTAINMENT (1.2%)
 6,000     Clear Channel
               Communications, Inc.*.............................        402,375

           FINANCIAL
             SERVICES (3.2%)
 6,000     American Express Co...................................        705,000
 6,250     Citigroup Inc.........................................        399,219
                                                                     -----------
                                                                       1,104,219

           HOUSEHOLD
             PRODUCTS (3.5%)
 2,500     Clorox Co. (The)......................................        292,969
 5,000     Colgate-Palmolive Co..................................        460,000
 4,400     Procter & Gamble Co...................................        430,925
                                                                     -----------
                                                                       1,183,894

--------------------------------------------------------------------------------

                                Value Line U.S. Multinational Company Fund, Inc.

                                                                  March 31, 1999
--------------------------------------------------------------------------------

      Shares                                                            Value
--------------------------------------------------------------------------------

           INSURANCE--
             DIVERSIFIED (1.9%)
 5,400     American International
               Group, Inc........................................    $   651,375

           INTERNET (4.3%)
10,000     America Online, Inc.*.................................      1,460,000

           MACHINERY (0.8%)
 5,200     Ingersoll-Rand Co.....................................        258,050

           MEDICAL SUPPLIES (8.3%)
 7,500     Centocor, Inc.*.......................................        277,500
18,000     Guidant Corp..........................................      1,089,000
 8,000     Johnson & Johnson.....................................        749,500
10,000     Medtronic, Inc........................................        717,500
                                                                     -----------
                                                                       2,833,500

           METAL FABRICATING
             (0.7%)
 6,000     SPS Technologies, Inc.*...............................        235,500

           OILFIELD SERVICES/
             EQUIPMENT (1.0%)
12,000     Transocean Offshore, Inc..............................        345,750

           PACKAGING &
             CONTAINER (0.9%)
12,000     Owens-Illinois, Inc.*.................................        300,000

           PRECISION
             INSTRUMENT (0.8%)
 4,000     Eastman Kodak Co......................................        255,500

           RECREATION (0.9%)
 6,300     Electronic Arts Inc.*.................................        299,250

           RETAIL-SPECIAL
             LINES (2.2%)
10,000     Tiffany & Co..........................................        747,500

           RETAIL STORE (1.2%)
 4,500     Costco Companies, Inc.*...............................        412,031

           SEMICONDUCTOR (2.6%)
 7,500     Intel Corp............................................        893,438

           TELECOMMUNICATIONS
             EQUIPMENT (4.8%)
10,000     ADC Telecommunications,
               Inc.*.............................................        476,875
10,000     Loral Space &
               Communications Ltd.*..............................        144,375
 3,700     Lucent Technologies Inc...............................        398,675
 6,400     Tellabs, Inc.*........................................        625,600
                                                                     -----------
                                                                       1,645,525

           TELECOMMUNICATION
             SERVICES (8.0%)
 6,000     AT & T Corp...........................................        478,875
10,000     AirTouch Communications
               Inc.*.............................................        966,250
14,400     MCI WorldCom, Inc.*...................................      1,275,300
                                                                     -----------
                                                                       2,720,425

           TOBACCO (1.2%)
12,000     Philip Morris
               Companies, Inc....................................        422,250

           TRUCKING/
             TRANSPORTATION
             LEASING (0.5%)
 4,500     CNF Transportation Inc................................        170,156
                                                                     -----------

           TOTAL COMMON STOCKS
             & TOTAL INVESTMENT
             SECURITIES (89.7%)
             (Cost $16,181,695) .................................     30,574,969
                                                                     -----------

--------------------------------------------------------------------------------

Value Line U.S. Multinational Company Fund, Inc.

Schedule of Investments                                           March 31, 1999
--------------------------------------------------------------------------------

      Shares                                                            Value
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (10.5%)
(including accrued interest)
$3,600,000 Collateralized by $3,350,000
             U.S. Treasury Notes 6.50%,
             due 10/15/06, with a value
             of $3,664,511 (with State
             Street Bank & Trust Company,
             4.87%, dated 3/31/99,
             due 4/1/99, delivery
             value $3,600,487)...................................   $ 3,600,487

EXCESS OF LIABILITIES OVER
  CASH AND OTHER
  ASSETS (-0.2%) ................................................       (72,372)
                                                                    -----------

NET ASSETS (100%) ...............................................   $34,103,084
                                                                    ===========

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE,
  PER OUTSTANDING SHARE
  ($34,103,084 / 1,726,446
  shares outstanding) ...........................................   $     19.75
                                                                    ===========

* Non-income producing.



See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                Value Line U.S. Multinational Company Fund, Inc.

Statement of Assets and Liabilities
at March 31, 1999
--------------------------------------------------------------------------------

Assets:
Investment securities, at value
  (Cost-$16,181,695) ......................................          $30,574,969
Repurchase agreement
  (Cost-$3,600,487) .......................................            3,600,487
Cash ......................................................               79,009
Dividends receivable ......................................               15,762
Receivable for capital shares sold ........................                3,721
Deferred organization costs (note 2) ......................               16,964
                                                                     -----------
    Total Assets ..........................................           34,290,912
                                                                     -----------
Liabilities:
Payable for securities purchased ..........................              136,195
Accrued expenses:
  Advisory fee payable ....................................               21,237
  Service and distribution plan
    fee payable ...........................................                7,084
  Other ...................................................               23,312
                                                                     -----------
    Total Liabilities .....................................              187,828
                                                                     -----------
Net Assets ................................................          $34,103,084
                                                                     ===========
Net Assets consist of:
Capital stock, at $.01 par value
  (authorized 50,000,000,
  outstanding 1,726,446 shares) ...........................          $    17,265
Additional paid-in capital ................................           18,945,387
Undistributed net realized gain on
  investments .............................................              747,158
Net unrealized appreciation of
  investments .............................................           14,393,274
                                                                     -----------
Net Assets ................................................          $34,103,084
                                                                     ===========
Net Asset Value, Offering and
  Redemption Price, per
  Outstanding Share
  ($34,103,084 / 1,726,446
  shares outstanding) .....................................          $     19.75
                                                                     ===========



Statement of Operations
for the year ended March 31, 1999
--------------------------------------------------------------------------------

Investment Income:
Interest income ..........................................          $   121,526
Dividend income (Net of foreign
  withholding taxes of $81) ..............................              120,384
                                                                    -----------
    Total Income .........................................              241,910
                                                                    -----------
Expenses:
Advisory fee .............................................              220,277
Service and distribution plan fee ........................               73,426
Auditing and legal fees ..................................               37,139
Accounting and bookkeeping fees ..........................               32,400
Custodian fees ...........................................               27,153
Directors' fees and expenses .............................               23,140
Registration and filing fees .............................               17,276
Printing .................................................               15,754
Amortization of deferred organization
  costs (note 2) .........................................               10,398
Insurance, dues and other ................................                6,329
Transfer agent ...........................................                3,724
                                                                    -----------
    Total Expenses before
      custody credits ....................................              467,016
    Less: custody credits ................................               (2,361)
                                                                    -----------
    Net Expenses .........................................              464,655
                                                                    -----------
Net Investment Loss ......................................             (222,745)
                                                                    -----------
Net Realized and Unrealized Gain
  on Investments:
    Net Realized Gain ....................................              747,158
    Change in Net Unrealized
      Appreciation .......................................            5,358,747
                                                                    -----------
Net Realized Gain and Change in
  Net Unrealized Appreciation
  on Investments .........................................            6,105,905
                                                                    -----------
Net Increase in Net Assets from
  Operations .............................................          $ 5,883,160
                                                                    ===========



See Notes to Financial Statements.

--------------------------------------------------------------------------------

Value Line U.S. Multinational Company Fund, Inc.

Statement of Changes in Net Assets
for the years ended March 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                               Year Ended        Year Ended
                                                                March 31,         March 31,
                                                                  1999              1998
                                                               -----------------------------
Operations:
  Net investment loss .......................................   $   (222,745)   $   (149,728)
  Net realized gain on investments ..........................        747,158         378,803
  Change in net unrealized appreciation .....................      5,358,747       7,314,985
                                                               -----------------------------
  Net increase in net assets from operations ................      5,883,160       7,544,060
                                                               -----------------------------

Distributions to Shareholders:
  Net investment income .....................................           --              --
  Net realized gain from investment transactions ............           --        (1,344,034)
                                                               -----------------------------
  Total distributions .......................................           --        (1,344,034)
                                                               -----------------------------

Capital Share Transactions:
  Proceeds from sale of shares ..............................      1,820,458       5,038,730
  Proceeds from reinvestment of distributions to shareholders           --         1,339,403
  Cost of shares repurchased ................................     (3,275,754)       (983,899)
                                                               -----------------------------
  Net (decrease) increase from capital share transactions ...     (1,455,296)      5,394,234
                                                               -----------------------------

Total Increase in Net Assets ................................      4,427,864      11,594,260

Net Assets:
  Beginning of year .........................................     29,675,220      18,080,960
                                                               -----------------------------
  End of year ...............................................   $ 34,103,084    $ 29,675,220
                                                               =============================





See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                Value Line U.S. Multinational Company Fund, Inc.

Notes to Financial Statements                                     March 31, 1999
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

Value Line U.S. Multinational Company Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is maximum total return. The Fund invests primarily in common stock or securities convertible into common stock of U.S. companies that have significant sales from international operations.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Permanent book-tax differences relating to shareholder distributions have been reclassified. Net investment loss, net realized gain (loss), and net assets are not affected. In the current year the net investment loss of $222,745 was reclassified within the composition of net assets to additional paid-in capital.

(E) Amortization. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

--------------------------------------------------------------------------------

Value Line U.S. Multinational Company Fund, Inc.

Notes to Financial Statements                                     March 31, 1999
--------------------------------------------------------------------------------

2.   Organization Costs

Costs of $52,030 incurred in connection with the Fund's organization and initial registration have been deferred and are being amortized on a straight-line basis over 60 months, beginning at the commencement of operations of the Fund. In the event any of the initial shares of the Fund are redeemed by the holder thereof during the five-year amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized deferred organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3.   Capital Share Transactions Transactions in capital stock were as follows:

                                                   Year Ended         Year Ended
                                                    March 31,          March 31,
                                                      1999               1998
                                                   -----------------------------
Shares sold ...........................             106,930              328,824
Shares issued in reinvestment of
  dividends and distributions .........                --                 94,724
                                                   -----------------------------
                                                    106,930              423,548
Shares repurchased ....................             204,594               65,153
                                                   -----------------------------
Net (decrease) increase ...............             (97,664)             358,395
                                                   =============================

4.   Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:

                                                             Year Ended
                                                           March 31, 1999
                                                           --------------
PURCHASES:
  Investment Securities ........................            $ 9,802,315
                                                            ===========
SALES:
  Investment Securities ........................            $11,685,745
                                                            ===========

At March 31, 1999, the aggregate cost of investment securities and short-term investments for federal income tax purposes was $19,782,182. The aggregate appreciation and depreciation of investments at March 31, 1999, based on a comparison of investment values and their costs for federal income tax purposes was $14,937,944 and $544,670 respectively, resulting in a net appreciation of $14,393,274.

5. Advisory Fees, Service and Distribution Plan Fees and Transactions With Affiliates

An advisory fee of $220,277 was paid or payable to Value Line, Inc. the Fund's investment adviser (the "Adviser") for the year ended March 31, 1999. The fee was computed at the annual rate of .75 of 1% of the daily net assets during the year and was paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of certain administrative services and office space. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the payment of certain expenses incurred by Value Line Securities, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, in advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders, at an annual rate of 0.25% of the Fund's average daily net assets. For the year ended March 31, 1999, fees amounting to $73,426 were paid or payable to the Distributor under this Plan.

Certain officers and directors of the Adviser and the Distributor, are also officers and a director of the Fund. During the year ended March 31, 1999, the Fund paid brokerage commissions totaling $10,509 to the Distributor, a registered broker/dealer, which clears its transactions through unaffiliated brokers.

At March 31, 1999, the Adviser, and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan owned 1,432,756 shares of the Fund's capital stock, representing 83.0% of the outstanding shares. In addition, certain officers and directors of the Fund owned 119,228 shares of capital stock, representing 6.9% of the outstanding shares.

--------------------------------------------------------------------------------

                                Value Line U.S. Multinational Company Fund, Inc.

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                                                                              November 17, 1995
                                                           Years Ended March 31,              (Commencement of
                                            ----------------------------------------------      Operations) to
                                                1999              1998              1997        March 31, 1996
                                            -------------------------------------------------------------------
Net asset value, beginning of period ....   $    16.27        $    12.34        $    10.55           $    10.00
                                            -------------------------------------------------------------------

Income (loss) from investment operations:
  Net investment (loss) income ..........         (.13)             (.08)              .12(1)               .07(1)
  Net gains on securities (both
    realized and unrealized) ............         3.61              4.80              1.82                  .52
                                            -------------------------------------------------------------------
  Total from investment operations ......         3.48              4.72              1.94                  .59
                                            -------------------------------------------------------------------

Less distributions:
  Dividends from net investment income ..         --                --                (.14)                (.04)
  Distributions from capital gains ......         --                (.79)             (.01)                --
                                            -------------------------------------------------------------------
  Total distributions ...................         --                (.79)             (.15)                (.04)
                                            -------------------------------------------------------------------
Net asset value, end of period ..........   $    19.75        $    16.27        $    12.34           $    10.55
                                            ===================================================================

Total return ............................        21.39%            39.17%            18.36%                5.93%+
                                            ===================================================================

Ratios/Supplemental Data:
Net assets, end of period (in thousands)    $   34,103        $   29,675        $   18,081           $   12,448
Ratio of expenses to average
  net assets ............................         1.58%(4)          1.69%(4)          1.97%(2)(3)          2.45%*(2)(3)
Ratio of net investment (loss) income to
  average net assets ....................        (0.76)%           (0.60)%           (0.64)%(2)(3)        (0.32)%*(2)(3)
Portfolio turnover rate .................           36%               49%               56%                  17%+

(1) Net of custody fee credits, expense reimbursement and fees waived by the Adviser. Had these expenses been fully paid by the Fund for the periods ended March 31, 1997 and 1996, net investment loss per share would have been $(.07) and $(.001), respectively.

(2) Due to the reimbusement of expenses and waiver of fees by the Adviser, data are not indicative of future periods.

(3) Before custody fee credits, expense reimbursement and fees waived by the Adviser. After expense reimbursement and fees waived for the periods ended March 31, 1997 and 1996, ratio of expenses to average net assets was 0.40% and 0%*, respectively; and ratio of net investment income to average net assets was 0.93% and 2.13%*, respectively.

(4) Before offset of custody credits. The ratio of expenses to average net assets would not have changed net of custody credits

*    Annualized.

+    Not annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------

Value Line U.S. Multinational Company Fund, Inc.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Value Line U.S. Multinational Company Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line U.S. Multinational Company Fund, Inc. (the "Fund") at March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period November 17, 1995 (commencement of operations) through March 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

May 17, 1999

--------------------------------------------------------------------------------

                          Other Information (unaudited)

Year 2000. Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

The Year 2000 Problem is expected to impact corporations, which may include issuers of portfolio securities held by the Fund, to varying degrees based upon various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. The Fund is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Fund.

--------------------------------------------------------------------------------

INVESTMENT ADVISER       Value Line, Inc.
                         220 East 42nd Street
                         New York, NY 10017-5891

DISTRIBUTOR              Value Line Securities, Inc.
                         220 East 42nd Street
                         New York, NY 10017-5891

CUSTODIAN BANK           State Street Bank and Trust Co.
                         225 Franklin Street
                         Boston, MA 02110

SHAREHOLDER              State Street Bank and Trust Co.
SERVICING AGENT          c/o NFDS
                         P.O. Box 419729
                         Kansas City, MO 64141-6729

INDEPENDENT              PricewaterhouseCoopers LLP
ACCOUNTANTS              1177 Avenue of the Americas
                         New York, NY 10036

LEGAL COUNSEL            Peter D. Lowenstein, Esq.
                         Two Greenwich Plaza, Suite 100
                         Greenwich, CT 06830

DIRECTORS                Jean Bernhard Buttner
                         Francis C. Oakley
                         Marion N. Ruth
                         Frances T. Newton

OFFICERS                 Jean Bernhard Buttner
                         Chairman and President
                         Alan N. Hoffman
                         Vice President
                         Nancy Bendig
                         Vice President
                         David T. Henigson
                         Vice President and
                         Secretary/Treasurer
                         Jack M. Houston
                         Assistant Secretary/Treasurer
                         Stephen La Rosa
                         Assistant Secretary/Treasurer



This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

                                                                          506626